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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20579

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  May 28, 1999
                Date of Report (Date of earliest event reported)

                           THE ASSOCIATED GROUP, INC.

             (Exact name of registrant as specified in its charter)

    Delaware                   0-24924                           51-0260858
--------------------------------------------------------------------------------
(State or other            (Commission                         (IRS Employer
jurisdiction of             File Number)                     Identification No.)

                     200 Gateway Towers, Pittsburgh PA 15222
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          (Address of principal executive offices, including zip code)

                                 (412) 281-1907
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               Registrant's telephone number, including area code


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Item 5. Other Events

Merger Agreement.

         On June 1, 1999, the Registrant and Liberty Media Corporation ("Liberty Media") announced that they had entered into an Agreement and Plan of Merger, dated as of May 28, 1999, among AT&T Corp. ("AT&T"), A-Group Merger Corp., a wholly owned subsidiary of AT&T ("Sub"), Liberty Media and the Registrant (the "Merger Agreement") providing, upon the terms and subject to the conditions set forth therein, for the acquisition of the Registrant through the merger of Sub with and into the Registrant (the "Merger"), with the Registrant surviving the Merger.

         The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement and the joint press release of the Registrant and Liberty Media Corporation dated June 1, 1999, copies of which are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

Amendment of Rights Agreement.

         In connection with and prior to the execution of the Merger Agreement and the Voting Agreement referred to below, the Registrant and ChaseMellon Shareholders Services, L.L.C. (successor to Mellon Bank, N.A.) entered into a Second Amendment to Rights Agreement (the

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"Second Amendment") dated as of May 28, 1999, amending the Rights Agreement between Registrant and Mellon Bank, N.A., as Rights Agent, dated as of December 14, 1994, as theretofore amended (the "Rights Agreement"). The Second Amendment provides that the Merger Agreement, the Voting Agreement and the transactions contemplated thereby will not result in a triggering of the rights under the Rights Agreement.

         The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Voting Agreement.

         Also on May 28, 1999, in connection with and prior to execution of the Merger Agreement, certain stockholders of the Registrant (the "Stockholders") entered into a Voting Agreement, dated as of May 28, 1999 (the "Voting Agreement") with AT&T and Liberty Media, whereby the Stockholders severally agreed with Liberty Media, upon the terms and subject to the conditions contained in the Voting Agreement (including terms and conditions with respect to termination thereof), to vote a total of 4,200,226 shares of the Registrant's Class A Common Stock owned by them, representing approximately 20% of the votes represented by all outstanding shares of the Registrant's Class A Common

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Stock and Class B Common Stock as of May 28, 1999, in favor of approval and adoption of the Merger Agreement and against any Alternative Proposal (as defined in the Merger Agreement). The Registrant is not a party to the Voting Agreement.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

                  2.1 Agreement and Plan of Merger, dated as of May 28, 1999, among AT&T Corp., A-Group Merger Corp., Liberty Media Corporation and the
                        Registrant

                  4.1 Second Amendment to Rights Agreement, dated as of May 28, 1999, by and between the Registrant and ChaseMellon Shareholder Services, L.L.C.

                 99.1 Joint Press Release of the Registrant and Liberty Media Corporation dated June 1, 1999


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            THE ASSOCIATED GROUP, INC.


Date: June 2, 1999                       By: /s/ Myles P. Berkman
                                             --------------------------
                                             Name:  Myles P. Berkman
                                             Title: Chairman, President,
                                                    Chief Executive Officer and
                                                    Treasurer



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                           EXHIBIT INDEX

Exhibit  Description


 2.1 Agreement and Plan of Merger, dated as of May 28, 1999, among AT&T Corp., A-Group Merger Corp., Liberty Media Corporation and the Registrant

 4.1 Second Amendment to Rights Agreement, dated as of May 28, 1999, by and between the Registrant and ChaseMellon Shareholder Services, L.L.C.

99.1 Joint Press Release of the Registrant and Liberty Media Corporation dated June 1, 1999